SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A1

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 9, 2007

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984- 9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K dated March 9, 2007 in connection with the acquisition of certain assets and the borrowing under the lines of credit to pay for the acquisitions of 270 Technology Park, Monument II and 2440 M Street hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

1.	270 Technology Park- Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2006.

2.	Monument II - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2006.

3.	2440 M Street - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2006.

In acquiring the properties listed above, Washington Real Estate Investment Trust (“WRIT”) evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). After reasonable inquiry, management is not aware of any material factors affecting these properties that would cause the reported financial information not to be indicative of their future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements for the property acquisitions listed above (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	WRIT Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006.

2.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006.

(d)	Exhibits

23.	Consent of Independent Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin
(Signature)
Laura M. Franklin
Senior Vice President Accounting,
Administration and Corporate Secretary

May 25, 2007

(Date)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

  Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 270 Technology Park (“Historical Summary”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of 270 Technology Park’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of 270 Technology Park for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

May 17, 2007

270 TECHNOLOGY PARK

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006

2006
Gross income:

Base rents	$1,917,981
Expense recoveries	386,168
Other	1,773

Total gross income	2,305,922

Direct operating expenses:

Real estate taxes	168,939
Repairs, maintenance and supplies	146,087
Utilities	28,742
Insurance	19,960

Total direct operating expenses	363,728

Gross income in excess of direct operating expenses	$1,942,194

The accompanying notes are an integral part of this historical summary.

270 TECHNOLOGY PARK

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006

NOTE 1 - NATURE OF BUSINESS

270 Technology Park consists of five single-story flex buildings containing a total of approximately 157,000 rentable square feet plus 595 parking spaces, located within 270 Technology Park in Frederick, Maryland. The operations of 270 Technology Park consist of leasing space to various business tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased 270 Technology Park in February, 2007. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of 270 Technology Park, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2016. The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2006:

2007	$1,811,000
2008	1,396,000
2009	977,000
2010	902,000
2011	778,000
Thereafter	2,409,000

$8,273,000

During the year ended December 31, 2006, three tenants accounted for approximately 35% of the total base rents.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

  Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Monument II (“Historical Summary”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Monument II’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Monument II for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

May 17, 2007

MONUMENT II

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006

2006
Gross income:

Base rents	$6,378,670
Expense recoveries	290,614

Total gross income	6,669,284

Direct operating expenses:

Real estate taxes	534,630
Contract services	411,411
Utilities	290,131
Repairs, maintenance and supplies	68,738
Insurance	31,015
Other expenses	42,398

Total direct operating expenses	1,378,323

Gross income in excess of direct operating expenses	$5,290,961

The accompanying notes are an integral part of this historical summary.

MONUMENT II

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006

NOTE 1 - NATURE OF BUSINESS

Monument II is a class A, 205,000 square foot, eight-story building with a five-level parking garage located in Herndon, Virginia. The operations of Monument II consist of leasing offices to various business tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased Monument II in March, 2007. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Monument II, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2011. The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2006:

2007	$6,476,000
2008	6,577,000
2009	6,564,000
2010	4,420,000
2011	621,000

$24,658,000

During the year ended December 31, 2006, three tenants accounted for approximately 80% of the total base rents.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

  Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 2440 M Street (“Historical Summary”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of 2440 M Street’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of 2440 M Street for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

May 17, 2007

2440 M STREET

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006

2006
Gross income:

Base rents	$3,490,215
Expense recoveries	211,161

Total gross income	3,701,376

Direct operating expenses:

Real estate taxes	448,765
Utilities	448,220
Contract services	435,077
Repairs, maintenance and supplies	158,741
Insurance	26,223
Other expenses	60,966

Total direct operating expenses	1,577,992

Gross income in excess of direct operating expenses	$2,123,384

The accompanying notes are an integral part of this historical summary.

2440 M STREET

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006

NOTE 1 - NATURE OF BUSINESS

2440 M Street is a class A, 110,000 square foot medical office building with a three-level parking garage in northwest Washington, D.C. The operations of 2440 M Street consist of leasing offices primarily to medical related tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased 2440 M Street in March, 2007. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of 2440 M Street, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings
(b)	Depreciation of property and equipment
(c)	Management and leasing fees
(d)	Certain corporate and administrative expenses
(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2019. The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2006:

2007	$ 3,501,000
2008	3,528,000
2009	3,062,000
2010	2,487,000
2011	2,310,000
Thereafter	9,269,000

$24,157,000

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma balance sheet as of December 31, 2006 presents consolidated financial information as if the acquisitions had taken place on December 31, 2006. The pro forma statements of operations for the year ended December 31, 2006 present the pro forma results of operations as if the acquisitions had taken place as of the beginning of the reporting period. Both the balance sheets and statements of operations illustrate the operating results of each of the properties acquired as well as compilation of the pro forma adjustments that were necessary to develop the pro forma results for the registrant. Explanations or details of the pro forma adjustments are in the notes to each of the financial statements.

WRIT purchased these properties as follows during 2007:

Acquisition Date	Property Name
February 8, 2007	270 Technology Park
March 1, 2007	Monument II
March 9, 2007	2440 M Street

The unaudited consolidated pro forma financial information is not necessarily indicative of what WRIT’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent WRIT’s results of operations or financial position for any future period. The results of operations for the period ended December 31, 2006 are not necessarily indicative of the operating results for the period.

The unaudited consolidated pro forma financial information should be read in conjunction with WRIT’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 9, 2007, announcing the acquisitions; the consolidated financial statements and notes thereto included in WRIT’s Annual Report on Form 10-K for the year ended December 31, 2006; and the Historical Summary of Gross Income and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A1. In management’s opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2006

(In thousands)

	Registrant	270 Technology Park	Monument II	2440 M Street		Pro Forma
Assets
Land	$294,977	$4,704	$10,244	$12,500	(1)	$322,425
Income producing property	1,300,824	21,049	65,241	37,184	(1)	1,424,298
Accumulated depreciation	(290,003)					(290,003)

Net income producing property	1,305,798	25,753	75,485	49,684		1,456,720
Development in progress	120,656					120,656

Total investment in real estate, net	1,426,454	25,753	75,485	49,684		1,577,376
Cash and cash equivalents	8,721			(545	)(2)	8,176
Restricted cash	4,151					4,151
Rents and other receivables, net of allowance for doubtful accounts	32,632					32,632
Prepaid expenses and other assets	59,307	65	6	43	(2)	66,684
		1,402	3,697	2,164	(1)

Total assets	$1,531,265	$27,220	$79,188	$51,346		$1,689,019

Liabilities
Notes payable	$728,255	$26,385	$47,521	$—	(2)	$802,161
Mortgage notes payable	237,073					237,073
Lines of credit/short-term note payable	61,000		30,000	49,200	(2)	140,200
Accounts payable and other liabilities	45,291	620	1,518	1,647	(1)	49,269
			87	106	(2)
Advance rents	6,325	128		159	(2)	6,612
Tenant security deposits	9,651	87	62	234	(2)	10,034

Total liabilities	1,087,595	27,220	79,188	51,346		1,245,349

Minority interest	1,739					1,739

Shareholders’ Equity
Shares of beneficial interest; $.01 par value	451					451
Additional paid-in capital	500,727					500,727
Distributions in excess of net income	(59,247)					(59,247)

Total Shareholders’ Equity	441,931					441,931

Total Liabilities and Shareholders’ Equity	$1,531,265	$27,220	$79,188	$51,346		$1,689,019

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2006

(In thousands, except per share amounts)

NOTES TO PRO FORMA BALANCE SHEET

Note 1: WRIT accounted for the acquisitions using the purchase method of accounting. WRIT allocated the purchase price to the related physical assets (land, building and tenant improvements) and in-place leases (tenant origination costs, leasing commissions and absorption costs, and net lease intangible assets/liabilities) based on their fair values, in accordance with SFAS No. 141, “Business Combinations.”

	270 Technology Park	Monument II	2440 M Street
Contract purchase price	$26,441	$77,304	$50,000
Acquisition costs	94	360	201

Total purchase price	$26,535	$77,664	$50,201

Amounts allocated to investment in real estate:
Amount allocated to building	$20,098	$63,219	$35,199
Amount allocated to land	4,704	10,244	12,500
Amount allocated to tenant origination costs	951	2,022	1,985

	25,753	75,485	49,684
Amounts allocated to other assets and liabilities:
Amount allocated to leasing commissions	423	699	698
Amount allocated to absorption costs	950	2,975	1,466
Amount allocated to net lease intangible asset	29	23	—
Amount allocated to net intangible lease liability	(620)	(1,518)	(1,647)

	782	2,179	517

Total	$26,535	$77,664	$50,201

Note 2: Adjustments to the Pro Forma Condensed Consolidated Balance Sheet represent funds raised through an equity offering, draws on the line of credit, cash paid and deposits applied at closing, and the assumption of certain assets and liabilities, including real estate and personal property taxes and security deposits.

	270 Technology Park	Monument II	2440 M Street
Funding of purchase price:
Lines of credit	$—	$(30,000)	$(49,200)
Debt offering	(26,385)	(47,521)	—
Cash and cash equivalents		—	(545)
Prepaid expenses and other assets	65	6	43

	(26,320)	(77,515)	(49,702)
Other liabilities assumed:
Accounts payable and other liabilities	—	(87)	(106)
Advance rents	(128)	—	(159)
Tenant security deposits	(87)	(62)	(234)

	$(26,535)	$(77,664)	$(50,201)

Acquisition related borrowings on our credit facilities totaled $79.2 million. This was to fund $30 million of the purchase price for Monument II and $49.2 for the purchase of 2440 M Street. Advances under this agreement bear interest at WRIT’s option of LIBOR plus a spread based on the credit rating on our publicly issued debt or the higher of Wells Fargo Bank’s prime rate and the Federal Funds Rate in effect on that day plus 0.5%. All outstanding advances are due and payable upon maturity in November 2010.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(In thousands, except per share amounts)

	Registrant	270 Technology Park	Monument II	2440 M Street	Total All Properties		Pro Forma
Revenue
Real estate rental revenue	$219,662	$2,306	$6,670	$3,701	$12,677		$233,926
FAS 141		139	428	431	998	(1),(6)
Straight Line Rent		77	226	286	589	(2),(6)
Expenses
Real estate expenses	67,269	364	1,378	1,578	3,320		70,943
		58	191	105	354	(3),(6)
Depreciation and amortization	54,170	1,721	3,731	2,133	7,585	(4),(6)	61,755
General and administrative	12,622						12,622

	134,061	2,143	5,300	3,816	11,259		145,320

Real estate operating income	85,601	379	2,024	602	3,005		88,606

Other income (expense)
Interest expense	(47,846)	(1,027)	(3,624)	(2,915)	(7,566	)(5),(6)	(55,412)
Other income	906						906

	(46,940)	(1,027)	(3,624)	(2,915)	(7,566)		(54,506)

Income from continuing operations	38,661	(648)	(1,600)	(2,313)	(4,561)		34,100
Net Income	$38,661	$(648)	$(1,600)	$(2,313)	$(4,561)		34,100

Per share information based on the weighted average of shares outstanding
Shares – basic	43,679						43,679
Shares – diluted	43,874						43,874
Income from continuing operations per share – basic	$0.89						$0.78
Income from continuing operations per share –diluted	$0.88						$0.78
Net income per share – basic	$0.89						$0.78
Net income per share – diluted	$0.88						$0.78

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.
(2)	Represents straight-line revenue adjustment.
(3)	Represents property management costs incurred by the properties
(4)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs and FAS 141 leasing commissions over the average remaining life of the acquired leases.
(5)	Represents interest expense on the line of credit borrowings, used to fund the acquisitions—See Note 3 to the Balance Sheet and interest on assumed mortgages.
(6)	The table below illustrates the corporate pro forma adjustments for each property (in thousands):

	270 Technology Park	Monument II	2440 M Street	Total All Properties
(1) Amortization of lease intangibles, net	$139	$428	$431	$998
(2) Straight line rent adjustment	$77	$226	$286	$589
(3) Property management costs	$58	$191	$105	$354
(4) Depreciation and amortization	$1,721	$3,731	$2,133	$7,585
(5) Interest expense	$1,027	$3,624	$2,915	$7,566